GAI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (unaudited)

As of June 30, 2019

Strategy	Investments	Cost	Fair Value
Investment Funds – 92.04%
Asset-Backed Securities – 13.31%
	East Lodge Capital Credit Opportunities Fund Ltd.	$5,253,948	$6,587,945
	Perella Weinberg Partners Asset Based Value Offshore Fund LP	1,021,605	1,105,165
	Serengeti Lycaon Overseas Ltd.	4,599,402	8,576,866
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP*	810,934	882,211

			17,152,187

Equity Special Situations – 4.06%
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.	43,604	32,708
	Senator Global Opportunity Offshore Fund II Ltd.	2,688,241	3,098,714
	Senator Global Opportunity Offshore Fund Ltd.	1,628,474	2,106,867

			5,238,289

Event Driven/Distressed – 18.47%
	Anchorage Capital Partners Offshore, Ltd.	2,963,386	4,099,141
	Centerbridge Credit Partners Offshore, Ltd.	79,960	126,300
	Garrison Special Opportunities Fund LP	6,766	5,549
	New Point VII Ltd.*	1,518	2,274
	Redwood Argentina Offshore Fund, Ltd.	105,842	133,728
	Redwood Offshore Fund, Ltd.	8,967,586	14,380,685
	Tor Asia Credit Fund	3,750,000	4,492,176
	West Face Long Term Opportunities Fund, Ltd.	221,615	568,793

			23,808,646

Global Macro – 13.69%
	Autonomy Global Macro Fund Ltd.	6,334,117	10,621,467
	D.E. Shaw Oculus International Fund	5,030,638	7,023,675
	Tyticus Partners II Ltd.	83,103	298

			17,645,440

Long/Short Equity – 24.54%
	Cadian Offshore Fund Ltd.	3,673,459	7,298,657
	Pelham Long/Short Fund Ltd.	4,336,495	6,662,353
	Pelham Long/Short Small Cap Fund, Ltd.	2,000,000	1,871,300
	SRS Partners, Ltd.	6,455,061	10,046,476
	SRS Special Opportunities Master II L.P.	1,186,955	453,379
	Steamboat Capital Partners Offshore Fund, Ltd.	4,750,000	5,297,944

			31,630,109

Relative Value – 17.97%
	D.E. Shaw Composite International Fund	7,000,000	13,246,511
	Myriad Opportunities Offshore Fund Ltd.	5,833,333	6,771,640

GAI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (unaudited) (continued)

As of June 30, 2019

Strategy	Investments			Cost	Fair Value
Investment Funds – 92.04% (continued)
Relative Value – 17.97% (continued)
	Whitebox Asymmetric Opportunities Fund, Ltd.			$2,560,000	$3,145,702

					23,163,853

Investments in Securities – 5.39%
Collateralized Loan Obligations – 1.68%
	BlueMountain CLO 2016-1, Ltd.* (Interest Rate: 8.14%; Maturity Date: 4/20/2027; Par Value: $500,000)			434,062	473,886
	Diameter Credit Funding I, Ltd.* (Interest Rate: 0.00%; Maturity Date: 7/25/2037; Par Value: $750,000)			750,000	750,000
	Strata CLO I, Ltd.* (Interest Rate: 10.01%; Maturity Date: 1/15/2031; Par Value: $1,000,000)			972,034	951,458

					2,175,344

Equity – 3.71%
	Garrison Capital, Inc.*			1,274,585	633,358
	Pershing Square Holdings, Ltd.*			2,805,296	2,121,845
	Third Point Offshore Investors Ltd.			1,897,918	2,024,126

					4,779,329
Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
Purchased Options – 0.41%
Index Options – 0.41%
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,820	7/19/2019	$80,367	$22,660
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,850	12/20/2019	141,443	122,150
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,900	12/20/2019	137,840	124,956
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,725	12/31/2019	84,408	51,440
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,750	12/31/2019	172,243	97,300
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,800	12/31/2019	148,240	104,312

					522,818

Total Investments (Cost $90,284,478**) - 97.84%					126,116,015
Other Assets and Liabilities, net - 2.16%					2,785,694

Net Assets - 100.00%					$128,901,709

Percentages shown are stated as a percentage of net assets as of June 30, 2019.

GAI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (unaudited) (continued)

As of June 30, 2019

*	Investment is income-producing.

**	The cost and unrealized appreciation/(depreciation) of investments as of June 30, 2019, as computed for federal tax purposes, were as follows:

Aggregate cost	$130,153,048

Gross unrealized appreciation	$13,709,670
Gross unrealized depreciation	(18,523,188)

Net unrealized depreciation	$(4,813,518)

Investments by Strategy (as a percentage of total investments)

Investment Funds
Long/Short Equity	25.08%
Event Driven/Distressed	18.88
Relative Value	18.37
Global Macro	13.99
Asset-Backed Securities	13.60
Equity Special Situations	4.15
Total Investment Funds	94.07
Purchased Options	0.42
Investments in Securities
Equity	3.79
Collateralized Loan Obligations	1.72
Total Investments in Securities	5.51
100.00%

Credit Default Swaps Outstanding as of June 30, 2019:

Credit Default Swap Agreements on Credit Indices - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Upfront Payments (Received)/ Paid	Fair Value(3)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.29	Buy	(5.00)	12/20/2022	$770,000	$36,575	$(57,623)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.29	Buy	(1.00)	12/20/2022	$2,145,000	51,696	(47,372)

						$88,271	$(104,995)

GAI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (unaudited) (continued)

As of June 30, 2019

(1)

If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum amount of future payments (undiscounted) that a fund as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Written Options Open as of June 30, 2019

Description	Strike Price	Expiration Date	Premium (Received)/Paid	Fair Value
Index Options
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,960	7/19/2019	$(32,933)	$(64,680)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$3,125	12/20/2019	(50,077)	(33,292)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$3,175	12/20/2019	(35,711)	(24,050)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$3,025	12/31/2019	(58,757)	(104,020)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$3,075	12/31/2019	(27,016)	(41,200)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$3,100	12/31/2019	(44,161)	(54,925)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,750	7/19/2019	(47,233)	(9,240)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,700	12/20/2019	(92,357)	(75,600)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,800	12/20/2019	(103,961)	(93,665)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,600	12/31/2019	(116,157)	(58,240)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,625	12/31/2019	(64,120)	(38,088)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,675	12/31/2019	(105,911)	(74,490)

			$(778,394)	$(671,490)

GAI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (unaudited) (continued)

As of June 30, 2019

Fair Value Measurements

The GAI Corbin Multi-Strategy Fund, LLC (the “Fund”) invests in various collective investment vehicles (“Investment Funds”).

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 also does not require categorization within the fair value hierarchy. As a result, investments in Investment Funds with a fair value of $118,638,524 using their NAVs per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy.

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

The fair value of written and purchased index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy. The fair value of written and purchased over-the-counter currency options, forward foreign currency contracts, total return swaps, credit default swaps, and collateralized loan obligations can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these investments within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of June 30, 2019 is as follows:

GAI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (unaudited) (continued)

As of June 30, 2019

Description	Total Fair Value at June 30, 2019	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Other Financial Instruments
Assets
Purchased Options	$522,818	$522,818	$—	$—
Liabilities
Written Options	(671,490)	(671,490)	—	—
Credit Default Swaps	(104,995)	—	(104,995)	—

Investments in Securities
Equity	4,779,329	4,779,329	—	—
Collateralized Loan Obligations	2,175,344	—	2,175,344	—

Investment Funds (1)	118,638,524	—	—	—

Total Investments	$125,339,530	$4,630,657	$2,070,349	$—

(1)

Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, based on the guidance in ASC 820.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. There were no transfers between any levels for the three month period ended June 30, 2019.

While redemptions are permitted per the terms of the offering memorandums of the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of such Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds. No such amendments were put in place during the three month period ended June 30, 2019. As of June 30, 2019, the Fund had unfunded capital commitments of $4,041,798.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of June 30, 2019:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing

GAI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (unaudited) (continued)

As of June 30, 2019

primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed- income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

Please refer to the March 31, 2019 audited financial statements for full disclosure on the Fund’s portfolio valuation methodology.

Subsequent Event

Effective July 1, 2019 (the “Transition Date”), Corbin Capital Partners, LP (the “Subadviser”) replaced Wells Fargo Investment Institute, Inc. (the “Adviser”) as investment adviser of the Fund. Following the Transition Date, UMB Fund Services, Inc. replaced BNY Mellon Investment Servicing (U.S.) Inc. as the administrator, and UMB Bank, N.A. replaced Bank of New York Mellon as the custodian for the Fund.

Finally, as of the Transition Date, the Fund changed its legal name to the Corbin Multi-Strategy Fund, LLC.